Exhibit 10.2
COMMITMENT INCREASE AND JOINDER AGREEMENT
     THIS COMMITMENT INCREASE AND JOINDER AGREEMENT (this “Agreement”) is dated as of June 19, 2009 (the “Increase Effective Date”) and is entered into by and among PATTERSON-UTI ENERGY, INC., a Delaware corporation (the “Borrower”), the undersigned Guarantors, REGIONS BANK, as the New Lender (hereinafter defined), BANK OF AMERICA, N.A., as an L/C Issuer and WELLS FARGO BANK, N.A., as Administrative Agent (in such capacity the “Administrative Agent”), Swing Line Lender, an L/C Issuer and a Lender.
A.	Reference is made to that certain Credit Agreement, dated as of March 20, 2009 (the “Credit Agreement”), by and among the Borrower, the Lenders, the Administrative Agent, the Swing Line Lender, the L/C Issuers and the other agents and arrangers party thereto. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement;

B.	Subject to the terms and conditions of Section 2.14 of the Credit Agreement, the Borrower has the right to (i) request an increase in the Aggregate Commitments and to (ii) invite, so as to achieve the full amount of the requested increase in the Aggregate Commitments, one or more additional banks or other financial institutions to become a Lender under the Credit Agreement, subject to the approval of the Administrative Agent, the Swing Line Lender and the L/C Issuers;

C.	Pursuant to such Section 2.14(c) of the Credit Agreement, the Borrower has given notice to the Administrative Agent of its request that the Aggregate Commitments be increased from $220,000,000 to $240,000,000; and

D.	Regions Bank (the “New Lender”) has agreed to make a Commitment in accordance with Section 1 hereof.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Increase in Commitments. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Agreement, effective as of the Increase Effective Date, (a) the Aggregate Commitments shall be increased from $220,000,000 to $240,000,000 (the “Aggregate Commitments Increase”), (b) the Commitment of the New Lender shall be $20,000,000 and (c) the Administrative Agent, the Swing Line Lender and the L/C Issuers hereby consent to and approve the Commitment of the New Lender.
     Section 2. Conditions to Effectiveness of Increase. This Agreement shall be effective as of the Increase Effective Date, provided that the Administrative Agent shall have received:
     (a) multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Swing Line Lender, the L/C Issuers and the New Lender;
     (b) a certificate of each Loan Party dated as of the Increase Effective Date (i) signed by a Responsible Officer of such Loan Party (A) certifying and attaching thereto the resolutions adopted by such Loan Party approving or consenting to the Aggregate Commitments Increase and authorizing such Loan Party to enter into this Agreement and any transactions contemplated hereby, and (B) in the case of the Borrower, certifying that, before and after giving effect to the Aggregate Commitments Increase, (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of Section 2.14 of the Credit Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (2) no event has occurred and is continuing, or would result from the effectiveness of this Agreement, which constitutes a Default;
     (c) if requested by the New Lender, a Note in a maximum principal amount equal to the New Lender’s Commitment;
     (d) evidence that the Borrower shall have prepaid any Loans outstanding on the Increase Effective Date (and have prepaid any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under Section 2.14 of the Credit Agreement; and
     (e) an opinion of counsel as to the corporate (or partnership or limited liability company) authorization of the Borrower and the Guarantors of the Aggregate Commitments Increase, substantially in the form delivered on the Closing Date.
     Section 3. Joinder of New Lender. By its execution and delivery of this Agreement, the New Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement. The New Lender hereby represents and warrants to the Administrative Agent, the Swing Line Lender and the L/C Issuers as follows: (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to become or to continue to be a Lender under the Credit Agreement, (b) from and after the Increase Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, and (c) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Swing Line Lender, any L/C Issuer, or any other Lender; and agrees that (1) it will, independently and without reliance on the Administrative Agent, the Swing Line Lender, any L/C Issuer or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     Section 4. Affirmation of Guarantors. Each of the undersigned Guarantors, party to that certain Guaranty dated as of March 20, 2009 (the “Guaranty”), hereby consents to the Aggregate Commitments Increase and ratifies and confirms that the Guaranty and all of its obligations thereunder continue in full force and effect in all respects, except that, on and after the Increase Effective Date each reference in the Guaranty to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Agreement. Without limiting the foregoing, each Guarantor affirms that all Obligations under the Credit Agreement as modified by Aggregate Commitments Increase are included in the Guaranteed Obligations as defined in the Guaranty.
     Section 5. Reference to and Effect on the Credit Agreement.
     (a) On and after the Increase Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by this Agreement, each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Agreement, and each reference in the Credit Agreement and in the other Loan Documents to “Lenders” shall include the New Lender.
     (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     Section 6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an originally executed counterpart of this Agreement.
     Section 7. Governing Law; Binding Effect. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.
     Section 8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
     THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of this page blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

PATTERSON – UTI ENERGY, INC., as Borrower

By:	/s/ John E. Vollmer III
Name:	John E. Vollmer III
Title:	Senior Vice President – Corporate Development,
Chief Financial Officer and Treasurer

WELLS FARGO BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

By:	/s/ Michael W. Nygren
Name:	Michael W. Nygren
Title:	Vice President

BANK OF AMERICA, N.A., as L/C Issuer

By:	/s/ Gabe Gomez
Name:	Gabe Gomez
Title:	Vice President

REGIONS BANK, as New Lender

By:	/s/ Randy Petersen
Name:	Randy Petersen
Title:	Senior Vice President

GUARANTORS:

AMBAR LONE STAR FLUIDS SERVICES, LLC
PATTERSON (GP), LLC
PATTERSON PETROLEUM, LLC
PATTERSON-UTI DRILLING COMPANY, LLC
PATTERSON-UTI MANAGEMENT SERVICES, LLC
UNIVERSAL WELL SERVICES, INC.
UTI DRILLING CANADA, INC.
UTICO, LLC

By:	/s/ John E. Vollmer III
Name:	John E. Vollmer III
Title:	Senior Vice President – Corporate Development, Chief Financial Officer and Treasurer